                                                                    EXHIBIT 99.3


                FIRST CAPITAL BANCORP, INC AND CNB HOLDINGS, INC.
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                         FIRST
                                                        CAPITAL        CNB              PRO FORMA
                                                        BANCORP,     HOLDINGS,         ADJUSTMENTS                     PRO FORMA
                                                          INC.         INC.          DEBIT     CREDIT                  COMBINED
                                                       ---------    ----------     --------    ------                 ----------
Interest income                                        $  19,538    $    7,149     $     60    $  255 (1)&(2)         $   26,882
Interest expense                                          10,380         3,134          320       735 (3)&(4)&(8)         13,099
                                                       ---------    ----------     --------    ------                 ----------
   Net interest income                                     9,158         4,015          380       990                     13,783
Provision for loan losses                                    100           183                                               283
                                                       ---------    ----------     --------    ------                 ----------
Net interest income after provision for loan losses        9,058         3,832         380        990                     13,500
                                                       ---------    ----------     --------    ------                 ----------
Other income                                                 318         1,159                                             1,477
                                                       ---------    ----------     --------    ------                 ----------
Other expenses                                             6,928         4,195          296        -- (5)&(6)             11,419
                                                       ---------    ----------     --------    ------                 ----------
    Income before income taxes                             2,448           796          676       990                      3,558
Income tax expense (benefit)                                 888           (84)         146       115 (7)&(8)                835
                                                       ---------    ----------     --------    ------                 ----------
     Net Income                                        $   1,560    $      880     $    822    $1,105                 $    2,723
                                                       =========    ==========     ========    ======                 ==========
Basic earnings per share of common stock               $7,469.00    $     0.81                                        $     0.60
                                                       =========    ==========                                        ==========
Diluted earnings per share of common stock             $6,704.00    $     0.77                                        $     0.57
                                                       =========    ==========                                        ==========
Average shares outstanding (basic)                        208.89     1,090,461                                         4,509,094
                                                       =========    ==========                                        ==========
Average shares outstanding (diluted)                      246.98     1,146,829                                         4,960,907
                                                       =========    ==========                                        ==========


See Notes to Pro Forma Combined Financial Statements.

(1)   Record amortization of loan fair value adjustment.
(2)   Record accretion/amortization of securities fair value adjustment.
(3)   Record amortization of time deposit fair value adjustment.
(4) Record amortization of Federal Home Loan Bank Advances fair value adjustment.
(5)   Record amortization of core deposit intangible.
(6)   Record accretion of lease fair value adjustment.
(7)   Record amortization of deferred tax asset.
(8)   Record premium to convertible subordinated debenture holders.